Aristotle/Saul Global Equity Fund
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 92.1%	Shares	Value
Austria - 2.6%
Erste Group Bank AG	5,300	$ 709,129

Canada - 4.2%
Brookfield Corp.	15,720	670,698
Cameco Corp.	4,700	479,064
		1,149,762

France - 4.0%
LVMH Moet Hennessy Louis Vuitton SE	550	304,222
TotalEnergies SE	10,293	800,083
		1,104,305

Germany - 4.9%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,370	764,677
Nemetschek SE	5,150	312,460
Symrise AG	2,600	260,891
		1,338,028

Hong Kong - 3.5%
AIA Group Ltd.	43,940	400,303
Techtronic Industries Co. Ltd.	33,500	553,147
		953,450

Ireland - 3.7%
Jazz Pharmaceuticals PLC (a)	2,900	698,813
Medtronic PLC	4,000	312,920
		1,011,733

Japan - 15.0%
Daikin Industries Ltd.	3,700	561,730
FANUC Corp.	10,500	474,969
ITOCHU Corp.	44,200	503,993
Mitsubishi UFJ Financial Group, Inc.	27,600	544,378
MonotaRO Co. Ltd.	37,100	423,377
Otsuka Holdings Co. Ltd.	10,600	704,407
Pan Pacific International Holdings Corp.	69,800	353,304
Sony Group Corp.	28,600	576,943
		4,143,101

Mexico - 1.9%
Wal-Mart de Mexico SAB de CV	183,236	537,108

Netherlands - 1.1%
Heineken NV	3,500	294,333

Singapore - 3.4%
DBS Group Holdings Ltd.	18,320	926,089

Sweden - 1.4%
Assa Abloy AB - Class B	10,800	381,372

Switzerland - 2.6%
Alcon AG	6,400		432,475
DSM-Firmenich AG	3,100		293,990
			726,465

United Kingdom - 3.3%
GSK PLC	20,100		528,169
Rentokil Initial PLC	68,700		388,749
			916,918

United States - 40.5% (b)
Adobe, Inc. (a)	1,200		246,024
Alphabet, Inc. - Class C	2,800		989,324
Amgen, Inc.	1,850		669,922
Capital One Financial Corp.	2,600		521,612
Chevron Corp.	2,300		381,248
Coca-Cola Co.	6,900		560,763
FirstCash Holdings, Inc.	4,800		1,038,336
General Dynamics Corp.	1,500		531,360
Lennar Corp. - Class A	7,290		659,672
Lowe's Cos., Inc.	2,300		507,127
Martin Marietta Materials, Inc.	1,300		749,710
Microchip Technology, Inc.	8,000		729,600
Microsoft Corp.	1,900		708,738
Norwegian Cruise Line Holdings Ltd. (a)	15,300		322,983
Oshkosh Corp.	4,380		672,242
Procter & Gamble Co.	2,550		373,932
QUALCOMM, Inc.	3,250		600,568
RPM International, Inc.	3,900		433,485
Uber Technologies, Inc. (a)	6,400		461,824
			11,158,470
TOTAL COMMON STOCKS (Cost $15,438,267)			25,350,263

PREFERRED STOCKS - 5.1%	Shares		Value
South Korea - 5.1%
Samsung Electronics Co. Ltd., 0.00%	10,200		1,395,727
TOTAL PREFERRED STOCKS (Cost $206,070)			1,395,727

TOTAL INVESTMENTS - 97.2% (Cost $15,644,337)			26,745,990
Money Market Deposit Account - 2.2% (c)			593,120
Other Assets in Excess of Liabilities - 0.6%		0.00685	188,648
TOTAL NET ASSETS - 100.0%			$ 27,527,758

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of June 30, 2026 was 3.45%.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of June 30, 2026, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 25,350,263	$ –	$ –	$ 25,350,263
Preferred Stocks	1,395,727	–	–	1,395,727
Total Investments	$ 26,745,990	$ –	$ –	$ 26,745,990

Refer to the Schedule of Investments for further disaggregation of investment categories.

Sector Classification as of June 30, 2026
(% of Net Assets)
Financials	$ 5,575,222	20.4%
Industrials	4,952,763	17.8
Information Technology	3,993,117	14.5
Health Care	3,346,706	12.2
Consumer Discretionary	2,724,251	9.9
Consumer Staples	1,766,136	6.4
Materials	1,738,076	6.3
Energy	1,660,395	6.1
Communication Services	989,324	3.6
Other Assets in Excess of Liabilities	781,768	2.8
	$ 27,527,758	100.0%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.